Exhibit 10.10

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

THIRD AMENDMENT

This Third Amendment pertains to the License Agreement (hereinafter the “License Agreement”) effective August 11, 1997 by and between the MASSACHUSETTS INSTITUTE OF TECHNOLOGY (hereinafter M.I.T.) and ADVANCED INHALATION RESEARCH, INC. (hereinafter AIR) and to a Joint Invention Agreement by and between M.I.T. and the PENNSYLVANIA STATE RESEARCH FOUNDATION (hereinafter PSRF).

WHEREAS, AIR has clarified their business strategy and developed certain prototype products, and has determined that THERAPEUTIC PARTICLES will be their principal product, and that most pharmaceuticals incorporated into such THERAPEUTIC PARTICLES will be HIGH COST THERAPEUTIC AGENTS; and

WHEREAS, there are COMPARABLE THERAPEUTIC AGENTS (as later defined herein) on the market against which it is possible to determine the relative value of LICENSED PRODUCTS; and

NOW, THEREFORE, the parties hereby agree to modify the License Agreement as follows:

Delete paragraph 1.17 in its entirety and replace it with:

1.17 “COMPARABLE THERAPEUTIC AGENT” shall mean a proprietary agent, explicitly not delivered via a PARTICLE, currently being prescribed according to standard clinical practice to treat, manage, or diagnose a medical condition, which condition can now be treated, managed or diagnosed using THERAPEUTIC PARTICLES, and approved by M.I.T. according to the procedure in paragraph 5.6.

Delete paragraphs 1.10(a) and (b) in their entirety and replace with:

1.10(a) NET Sales of THERAPEUTIC PARTICLES shall be the difference between the price a third party pays for a dosing regimen of THERAPEUTIC PARTICLES and the price a comparable third party would pay for a comparable dosing regimen of a COMPARABLE THERAPEUTIC AGENT which has not been incorporated into a PARTICLE. An example of the computation of the royalty owed by LICENSEE on NET SALES of THERAPEUTIC PARTICLES under paragraph 4.1(e) is attached as Exhibit A.

1.10(b) NET SALES of ADMINISTRATION SYSTEMS which deliver THERAPEUTIC PARTICLES shall be the difference between the price that a third party pays for a ADMINISTRATION SYSTEM which delivers THERAPEUTIC PARTICLES and the price that a comparable third party would pay for a comparable ADMINISTRATION SYSTEM which delivers a COMPARABLE THERAPEUTIC AGENT without the use of PARTICLES.

Add the following sentences to the end of paragraphs 2.3(b) and 2.3(c).

M.I.T. will provide such notice prior to the grant LICENSEE understands that such notice will not be triggered by the written request.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Delete paragraph 4.1(c)(v) and replace it with:

License Maintenance Fee of [***] payable on January 1, 2003, January 1, 2004, January 1, 2005, January 1, 2006, and January 1, 2007, provided, however, that License Maintenance Fees may be credited to Running Royalties due on NET SALES for the corresponding calendar year, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future years.

Add paragraph 4.1(c)(vi):

License Maintenance Fee of [***] payable on January l, 2008, and on January 1 of each subsequent year, provided, however, that these License Maintenance Fees may be credited to Running Royalties subsequently due on NET SALES for calendar year 2008, and for each subsequent year, if any. A License Maintenance Fee paid in excess of Running Royalties shall not be creditable to Running Royalties for future years.

Delete paragraph 4.6 in its entirety.

Delete paragraphs 5.2(b), (c) and (d) in their entirety and replace them with:

5.2(b) accounting related to the special provisions of paragraph 1.10(a), including

(i) identity of COMPARABLE THERAPEUTIC AGENTS, and their vendors.

(ii) a brief explanation of why such agent is a COMPARABLE THERAPEUTIC AGENT, including the medical indication for such COMPARABLE THERAPEUTIC AGENT and in what ways it is similar or identical to the therapeutic indication for THERAPEUTIC PARTICLES.

(iii) the price a comparable third party would pay for a comparable dosing regimen of a COMPARABLE THERAPEUTIC AGENT, the identity of the comparable third party, a brief explanation of why it is a comparable third party, (example, both purchasers are HMO’s), the identity of the dosing regimen, and a brief explanation of why the dosing regimen is comparable (example, both regimens are a one week supply of the drug, even though THERAPEUTIC PARTICLES are only taken once a day, and COMPARABLE THERAPEUTIC AGENTS are taken twice a day).

(iv) calculation of loyalties due based on the difference between the price a third party pays for a dosing regimen of THERAPEUTIC PARTICLES and the price a compatible third party would pay for a comparable dosing regimen of a COMPARABLE THERAPEUTIC AGENT which has not been incorporated into a PARTICLE. An example of the computation of the royalty owed by LICENSEE on NET SALES of THERAPEUTIC PARTICLES under paragraph 4.1(e) is attached as Exhibit A.

5.2 (e) accounting relaxed to the special provisions of paragraph 1.10 (b), including

(i) identity of COMPARABLE THERAPEUTIC AGENTS being delivered via ADMINISTRATION SYSTEMS, and the vendors of such COMPARABLE THERAPEUTIC AGENTS delivered via ADMINISTRATION SYSTEMS.

(ii) a brief explanation of why such agent is a COMPARABLE THERAPEUTIC AGENT, including the medical indication for such COMPARABLE THERAPEUTIC AGENT delivered via an ADMINISTRATION SYSTEM, and in what ways it is similar or identical to the therapeutic indication for an ADMINISTRATION SYSTEM delivering THERAPEUTIC PARTICLES.

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iii) the prices paid by comparable purchasers for the two ADMINISTRATION SYSTEMS, one delivering COMPARABLE THERAPEUTIC AGENTS, the other delivering THERAPEUTIC PARTICLES, and a brief explanation of why such purchasers are comparable (example, both purchasers are HMO’s), the dosing regimen of the two ADMINISTRATION SYSTEMS, and a brief explanation of why the dosing regimens are comparable (example, both ADMINISTRATION SYSTEMS deliver a one week supply of the drug).

(iv) calculation of royalties due based on the difference between the price of the two ADMINISTRATION SYSTEMS.

Add paragraphs 5.6.

5.6 Within Thirty (30) days of receipt of the information pertinent to a royalty accounting described in paragraph 5.2, including, but not limited to paragraph 5.2(b) and 5.2(c) above, and also payment due per paragraph 5.3, M.I.T. shall notify LICENSEE in writing, of whether or not M.I.T. approves of the basis of the royalty calculation and resulting payment, such approval not to be unreasonably withheld. Failure of M.I.T. to so notify LICENSEE within Thirty (30) days of receipt of both the payment due per paragraph 5.3, and the information described in paragraph 5.2, shall be deemed to constitute such approval. If M.I.T. does not approve of the basis of the royalty calculation, the M.I.T. shall so notify LICENSEE in writing, and the parties shall meet in good faith to resolve the matter, and either party may invoke the dispute resolution mechanisms of paragraph 12.

Modify the fourth sentence of paragraph 6.1 by adding “David Brook,” after “Patrea Pabst.”

Modify paragraph 14 so that the address for legal notice of AIR is:

c/o David A. Edwards, President

Advanced Inhalation Research, Inc.

840 Memorial Drive

Cambridge, MA 02142

Agreed to for M.I.T. by		Agreed to for A.I.R. by

MASSACHUSETTS INSTITUTE OF TECHNOLOGY		ADVANCED INHALATION RESEARCH

By:	/s/ Lori Pressman	By:	/s/ David Edwards
Name:	Lori Pressman	Name:	David Edwards
Title:	Assistant Director, Technology Licensing Office	Title:	President
Date:	January 27, 1999	Date:	January 27, 1999

THIS EXHIBIT HAS BEEN REDACTED AND IS THE SUBJECT OF A CONFIDENTIAL TREATMENT REQUEST. REDACTED MATERIAL IS MARKED WITH [* * *] AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

AIR/MIT License Agreement

Therapeutic Particle Royalty Computation*

	COMPARABLE THERAPEUTIC AGENT unit Dose Sale Price[1]		AIR unit Dose Sale Price[2]		Difference		MIT Royalty ([***]

• GH	[***	]	[***	]	[***	]	[***	]

• Insulin	[***	]	[***	]	[***	]	[***	]

• Albuterol	[***	]	[***	]	[***	]	[***	]

• Estradiol	[***	]	[***	]	[***	]	[***	]

• GLIP (est)	[***	]	[***	]	[***	]	[***	]

• CP (est)	[***	]	[***	]	[***	]	[***	]

• Fluticasone	[***	]	[***	]	[***	]	[***	]

• Salmeterol	[***	]	[***	]	[***	]	[***	]

*	Based on current estimates of product prices (subject to change based on market conditions)

[1]	Equivalent daily therapy with existing marketed competitive formulation. GH based on injectable, insulin or inhaled insulin (3/day), albuterol on inhaled albuterol (2/day), estradiol on oral estradiol (1/day), GLIP on oral insulin drugs (3/day), CP on inhaled corcosteroid (2/day), fluticasone on inhaled fluticasone (2/day), salmeterol on inhaled salmeterol (2/day).
[2]	Unit dose refers to single-day therapy.